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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: February 27, 2004
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)



              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5.  Other Events and Regulation FD Disclosure.

      On February 27, 2004, MetLife, Inc., a Delaware corporation, issued a press release announcing a new member of the board of directors, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.

           99.1 Press Release of MetLife, Inc., dated February 27, 2004, announcing a new member of the board of directors.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Vice-President and Secretary

Date: February 27, 2004











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                                EXHIBIT INDEX


Exhibit
Number                  Exhibit
-------                 -------

99.1 Press Release of MetLife, Inc., dated February 27, 2004, announcing a new member of the board of directors.